UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AURORA TECHNOLOGY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AURORA TECHNOLOGY ACQUISITION CORP.

A Cayman Islands Exempted Company
(Company Number CR-379500)
4 Embarcadero Center

Suite 1449

San Francisco, California 94105

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 10:00 a.m. on July 27, 2023

TO THE SHAREHOLDERS OF AURORA TECHNOLOGY ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Shareholder Meeting”) of AURORA TECHNOLOGY ACQUISITION CORP. (“we,” “us,” “our” or the “Company”) to be held on July 27, 2023 at 10:00 a.m. at the offices of Dentons US LLP, located at 1221 Avenue of the Americas, New York, NY 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Shareholder Meeting in person at the offices of Dentons US LLP. You will be able to attend the Shareholder Meeting online, vote, view the list of shareholders entitled to vote at the Shareholder Meeting and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/auroraspac/sm2023 or by phone (listen-only) dialing within the U.S. and Canada 1 800-450-7155 (toll-free) or outside of the U.S. and Canada +1 857-999-9155 (standard rates apply). The accompanying proxy statement (the “Proxy Statement”), is dated July 12, 2023, and is first being mailed to shareholders of the Company on or about July 14, 2023.

The sole purpose of the Shareholder Meeting is to consider and vote upon the following proposals:

●	to amend the Company’s Amended and Restated Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (the “Extension Amendment”) from August 9, 2023 (the “Original Termination Date”) to September 9, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by ATAC Sponsor LLC., a Cayman Islands exempted company limited by shares (the “Sponsor”), and upon two calendar days’ advance notice prior to the applicable Termination Date, until February 7, 2024 (each, an “Additional Articles Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);
●	to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Company’s initial public offering (the “IPO”) to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);
●	to amend the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of the Class B ordinary shares;
●	to amend the Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated February 7, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from August 9, 2023 to the earliest of (i) the Company’s completion of the initial business combination and (ii) February 9, 2024, subject to extension as applicable (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal” and collectively with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, the “Proposals”); and
●	to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or otherwise at the discretion of the Chairman of the Shareholder Meeting (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Articles provide that we have until August 9, 2023, subject to resolution of the board of directors (the “Board”) if requested by ATAC Sponsor LLC (the “Sponsor”). On February 26, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with DIH Holding US, Inc., a Nevada corporation (“DIH”). Although we are working diligently to consummate the proposed business combination with DIH, we believe we may require additional time to do so.

The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Shareholder Meeting. Holders of Public Shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the proposals set forth in this Proxy Statement, or do not vote, or do not instruct their broker or bank how to vote, at the Shareholder Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.

Based upon the amount in the Trust Account as of July 4, 2023, which was approximately $60,232,210.33, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.62 at the time of the Shareholder Meeting. The closing price of the Public Shares on the Nasdaq Stock Market (the “Nasdaq”) on July 10, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.61. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 25, 2023 (TWO BUSINESS DAYS BEFORE THE SHAREHOLDER MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Shareholder Meeting to a later date or dates to permit further solicitation of proxies or as otherwise deemed necessary by the Chairman of the Shareholder Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by August 9, 2023, in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “founder shares” and, together with the Public Shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of each of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal and Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of at least 50% of the issued and outstanding ordinary shares. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Shareholder Meeting, vote at the Shareholder Meeting.

Our Board has fixed the close of business on June 14, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Redemption Limitation Proposal, the Founder Conversion Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our amended and restated memorandum and articles of association, no other business may be transacted at the Shareholder Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Shareholder Meeting. Whether or not you plan to attend the Shareholder Meeting, we urge you to read this material carefully and vote your ordinary shares.

July 12, 2023

By Order of the Board of Directors

Zachary Wang

Chief Executive Officer

(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Shareholder Meeting. If you are a shareholder of record, you may also cast your vote in person at the Shareholder Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Shareholder Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Shareholder Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Shareholder Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held at 10:00 a.m. on July 27, 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/auroraspac/sm2023.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement and any documents referred to herein or therein, to fully understand the proposals to be presented at the meeting, which will be held on July 27, 2023 at 10:00 a.m. Eastern Time. The meeting will be held at the offices of Dentons US LLP located at 1221 Avenue of the Americas, New York, New York 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting by visiting https://www.cstproxy.com/auroraspac/sm2023.

Q: Why am I receiving this Proxy Statement?

A: We are a blank check company incorporated on August 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On February 9, 2022, we consummated our IPO from which we derived gross proceeds of  $202,000,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case currently, August 9, 2023). Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to September 9, 2023 (or up to February 9, 2024 if extended the maximum number of times), if necessary, to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q: What is being voted on?

A: You are being asked to vote on:

●	a proposal to amend the Company’s Amended and Restated Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (the “Extension Amendment”) from August 9, 2023 (the “Current Termination Date”) to September 9, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, until February 7, 2024 (each, an “Additional Articles Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”);
●	a proposal to amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Company’s initial public offering (the “IPO”) to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);
●	a proposal to amend the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of the Class B ordinary shares;
●	a proposal to amend the Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated February 7, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from August 9, 2023 to the earliest of (i) the Company’s completion of the initial business combination and (ii) February 9, 2024, subject to extension as applicable (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and
●	a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or as otherwise deemed necessary by the Chairman of the Shareholder Meeting.

1

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 9, 2023, without further approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on August 8, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of Public Shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of Public Shares outstanding. The maximum aggregate amount of Contributions will be $810,000.

If the Extension Amendment Proposal is not approved and we do not consummate our initial Business Combination by August 9, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $50,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Notwithstanding any conversion as a result of the Founder Conversion Amendment Proposal, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company’s net tangible assets to be less than $5,000,001.

2

We are not asking you to vote on any proposed business combination at this time. On February 26, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with DIH Holding US, Inc., a Nevada corporation (“DIH”). Although we are working diligently to consummate the proposed business combination with DIH, we believe we may require additional time to do so. If the Extension is not approved, we may not be able to enter into, nor consummate, the Business Combination. We urge you to vote at the Shareholder Meeting regarding the Extension.

For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2 - The Redemption Limitation Amendment Proposal,” “Proposal No. 3 - The Founder Conversion Amendment Proposal”, “Proposal No. 4—The Trust Amendment Proposal” and “Proposal No. 5—The Adjournment Proposal.”

After careful consideration, the Board has unanimously determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q: Am I being asked to vote on a proposal to elect directors?

A: No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q: Why is the Company proposing the Extension Amendment Proposal?

A: The Company’s Articles provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q: Why is the Company proposing the Redemption Limitation Amendment Proposal?

A: If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q: Why is the Company proposing the Founder Conversion Amendment Proposal?

A: If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination as the Company may fail to satisfy continued listing requirements during the period leading up the Business Combination. The Company believes that the Founder Conversion Amendment Proposal will allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

3

Q: Why is the Company proposing the Trust Amendment Proposal?

A: Under the Trust Agreement, we are required to liquidate the Trust by August 9, 2023. The Trust Amendment Proposal will provide additional time for us to complete our Business Combination consistent with the Extension Amendment Proposal. We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to participate in a business combination.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles.

Q: Why is the Company proposing the Adjournment Proposal?

A: If (i) any of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, and the Trust Amendment Proposal are not approved by the Company’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that (i) there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if due to redemptions in connection with the Extension Amendment, the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the proposals.

4

Q: What constitutes a quorum?

A: A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of the Company, including the Sponsor and certain of the Company’s officers and directors (the “Initial Shareholders”) who own approximately 45.8% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 461,562 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Q: What vote is required to approve the proposals presented at the Shareholder Meeting?

A: The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Q: How will the Initial Shareholders vote?

A: The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date (as defined below), the Initial Shareholders beneficially owned and were entitled to vote 5,050,000 Class B Ordinary Shares, representing approximately 45.8% of the Company’s issued and outstanding Ordinary Shares. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal. Notwithstanding the conversion, the Initial Shareholders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

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Q: Who is the Company’s Sponsor?

A: The Company’s sponsor is ATAC Sponsor LLC., a Cayman Islands exempted company limited by shares. The Sponsor currently owns 5,050,000 Class B Ordinary Shares and 6,470,000 Private Placement Warrants. If the Founder Conversion Amendment Proposal is approved, the Initial Shareholders expect to convert all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Conversion Amendment Proposal.

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A: The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

Q: Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A: As discussed above, the Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to consummate a Business Combination.

If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Articles Extension Date (or Additional Articles Extension Date, if applicable) to consummate our initial Business Combination.

Q: Why should I vote “FOR” the Founder Conversion Amendment Proposal?

A: The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

Q: Why should I vote “FOR” the Trust Amendment Proposal?

A: Under the Trust Agreement, we are required to liquidate the Trust by August 9, 2023. The Trust Amendment Proposal will provide additional time for us to complete our Business Combination consistent with the Extension Amendment Proposal. The Company’s Board believes the opportunity to complete the Business Combination is in the best interests of the shareholders. The purpose of the Trust Amendment Proposal is that Continental shall commence liquidation of the Trust Account promptly upon the earliest of (i) the Company’s completion of a business combination, (ii) the Articles Extended Date and (iii) the Additional Articles Extension Date. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

After careful consideration of all relevant factors, including, but not limited to, the conclusion that it is unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in your best interests and recommends that you vote or give instruction to vote in favor of the Trust Amendment Proposal. If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

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Q: Why should I vote “FOR” the Adjournment Proposal?

A: If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A: If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, The Trust Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal and the Trust Amendment Proposal are approved and, following redemptions in connection with the Extension Amendment, the Company adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.

Q: How are the funds in the Trust Account currently being held?

A: With respect to the regulation of SPACs like our Company, on March 30, 2022, the SEC issued the SPAC Proposed Rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Company’s Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or February 7, 2024, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently approximately % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

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Q: Will we seek any further extensions to liquidate the Trust Account?

A: Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q: What happens if the Extension Amendment Proposal is not approved?

A: If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Sponsor waived its rights to participate in any liquidation distribution with respect to the 5,050,000 Class B Ordinary Shares held by it.

Q: What happens if the Redemption Limitation Amendment Proposal is not approved?

A: If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any Public Shares in connection with the Extension Amendment Proposal, and the public shareholders will retain their shares and redemption rights.

Q: What happens if the Founder Conversion Amendment Proposal is not approved?

A: If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination.

Q: What happens if the Trust Amendment Proposal is not approved?

A: If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles. In addition, each of the Trust Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other.

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Q: If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A: Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q: Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A: No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q: Will how I vote affect my ability to exercise Redemption rights?

A: No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of the Company on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. Shareholders may send a later-dated, signed proxy card addressed to the Secretary of the Company at ATAC Sponsor LLC, 4 Embarcadero Center, Suite 1449, San Francisco, California 94105, so that it is received by the Company not later than 10:00 a.m., Eastern Time, on July 26, 2023 or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary not later than 10:00 a.m., Eastern Time, on July 26, 2023. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” votes, “AGAINST” votes and “ABSTAIN” votes (including broker non-votes). The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The approval of the Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

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Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a shareholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q: Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A: Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Founder Conversion Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

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Q: What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q: What interests do the Company’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A: The Company’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 2—The Redemption Limitation Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q: What interests do the Company’s directors and officers have in the approval of the Founder Conversion Amendment Proposal?

A: The Company’s directors and officers have interests in the Founder Conversion Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 3—The Founder Conversion Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q: What interests do the Company’s directors and officers have in the approval of the Trust Amendment Proposal?

A: The Company’s directors and officers have interests in the Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Proposal No. 4 – The Trust Amendment Proposal—Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q: Are the proposals conditioned on one another?

A: The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented. If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of our shares to approve the Shareholder Meeting, the Founder Conversion Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Shareholder Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Shareholder Meeting sine die in the event that the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Amendment Proposal or any other proposal. In those events, at the Shareholder Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal.

Q: Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A: No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are no dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

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Q: If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A: No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q: What do I need to do now?

A: You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q: How do I exercise my redemption rights?

A: If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.	(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and
II.	prior to , Eastern Time, on , 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of July 4, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.62 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.

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Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on July 25, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, if a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, the Company will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q: What are the U.S. federal income tax consequences of exercising my redemption rights?

A: The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q: What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A: You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q: Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A: We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi a fee of $20,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact our proxy solicitor:

Okapi Partners LLC,

1212 Avenue of the Americas, 17th Floor,

New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

email: info@okapipartners.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

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FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Risk Factors” of the Company’s registration statement on Form S-4 (File No. 333- 271890) filed with the SEC (the “Registration Statement”) the Company’s annual report on Form 10-K for the year ended December 31, 2022 and filed with the SEC on April 19, 2023, and quarterly reports on Form 10-Q subsequently filed by the Company with the SEC, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in the Registration Statements, our annual report, our quarterly reports on Form 10-Q, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Registration Statements, our quarterly reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

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BACKGROUND

We are a blank check company incorporated on August 6, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On February 9, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to as the “Public Shares,” and one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 6,470,000 warrants (the “private placement warrants”), at a purchase price of  $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of  $6,470,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO, a total of $204,020,000 from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of July 4, 2023, funds held in the Trust Account totaled approximately $60,232,210.33, and were held in a money market fund invested in U.S. treasury bills.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the sections entitled “Interests of the Sponsor and the Company’s Directors.”

On the record date of the Shareholder Meeting, there were 11,023,123 ordinary shares outstanding, of which 5,670,123 were Public Shares, 5,050,500 were founder shares and 303,000 were representative shares issued to Maxim Group LLC and/or its designees upon consummation of the IPO. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,050,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 4 Embarcadero Center, Suite 1449, San Francisco, California 94105.

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EXTRAORDINARY GENERAL MEETING

This proxy statement is being provided to the Company’s shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of the Company’s shareholders to be held on July 27, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about July 14, 2023, to all shareholders of record of the Company as of June 14, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on July 27, 2023 at 10:00 a.m., Eastern Time, at the offices of Dentons US LLP located at New York, New York 10020, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least seven business days in advance of the Shareholder Meeting by emailing the Company’s Chief Executive Officer at zachary@ascaninvestments.com, with copies to ilan.katz@dentons.com and grant.levine@dentons.com, by 12:00 p.m., Eastern Time, on July 18, 2023 (seven business days prior to the initially scheduled meeting date).

To be admitted to the Shareholder Meeting, you will need to visit https://www.cstproxy.com/auroraspac/sm2023 and enter the control number found on your proxy card. If you are a beneficial owner, you should contact the bank, broker or other institution where you hold your account well in advance of the Shareholder Meeting if you have questions about obtaining your control number. Whether or not you participate in the Shareholder Meeting, it is important that you vote your shares. We encourage you to access the virtual Shareholder Meeting prior to the start time and you should allow reasonable time for the check-in procedures.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, the Company’s shareholders will consider and vote on the following proposals:

1.	Proposal No. 1—The Extension Amendment Proposal—To amend, by way of special resolution, the Company’s Articles to extend the Termination Date by which the Company has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time after the Articles Extension Date, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, until February 9, 2024, or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to this proxy statement;

2.	Proposal No. 2 - The Redemption Limitation Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement to eliminate from the Articles the limitation that the Company shall not redeem Public Shares to the extent that such redemption would cause the Company’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

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3.	Proposal No. 3—The Founder Conversion Amendment Proposal - To amend, by way of special resolution, the Company’s Articles, as provided by the third resolution in the form set forth in Annex A to this proxy statement to provide that the Class B Ordinary Shares may be converted either at the time of the consummation of the Company’s initial Business Combination or at any earlier date at the option of the holders of the Class B Ordinary Shares;

4.	Proposal No. 4—The Trust Amendment Proposal – To amend, by the affirmative vote of at least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, the Trust Agreement, as provided by the fourth resolution in the form set forth in Annex A to this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the earliest of (i) the Company’s completion of a business combination; (ii) the Articles Extension Date and (iii) the Additional Articles Extension Date; and

5.	Proposal No. 5—The Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 9, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on or about August 8, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of Public Shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000.

The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on June 14, 2023, which is the “Record Date” for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,023,123 issued and outstanding Ordinary Shares, of which 5,670,123 Class A Ordinary Shares were held by the Company’s public shareholders, 5,050,000 Class B Ordinary Shares are held by the Initial Shareholders and 303,000 were representative shares issued to Maxim Group LLC and/or its designees upon consummation of the IPO.

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Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own approximately 45.8% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 461,562 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under Nasdaq rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

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Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 45.8% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:

	Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	2,335,492

Redemption Limitation Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	2,335,492

Founder Conversion Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	2,335,492

Trust Amendment Proposal	At least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class at the Shareholder Meeting.	0	461,562

Adjournment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	0	461,562

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

●	Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on July 26, 2023.
●	Voting in Person at the Meeting. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least seven business days in advance of the Shareholder Meeting by emailing the Company’s Chief Executive Officer at zachary@ascaninvestments.com, with copies to ilan.katz@dentons.com and grant.levine@dentons.com, by 12:00 p.m., Eastern Time, on July 18, 2023 (seven business days prior to the initially scheduled meeting date). If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
●	Voting Electronically. You may attend and vote at the Shareholder Meeting by visiting https://www.cstproxy.com/auroraspac/sm2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

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Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;
●	you may notify the Company’s Chief Financial Officer in writing to our offices at 4 Embarcadero Center Suite 1449, San Francisco, California 94105, before the Shareholder Meeting that you have revoked your proxy; or
●	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are an the Company shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Okapi Partners LLC (“Okapi”), by calling (855) 208-8903, or banks and brokers can call (212) 297-0720, or by emailing info@okapipartners.com.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $ per share as of , 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting.

If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

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In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

(i)	hold Class A Ordinary Shares;
(ii)	submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental,” or the “Transfer Agent”), in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and
(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on July 10, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.61 per share. The cash held in the Trust Account on July 4, 2023 was approximately $60,232,210.33 (including interest not previously released to the Company to pay its taxes) ($10.62 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

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If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of certain U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal. There are dissenters’ rights available to the Company’s shareholders in connection with the Extension Amendment Proposal under Cayman Islands law. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

We will pay for the entire cost of soliciting proxies. We have engaged Okapi to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Okapi a fee of $20,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which the Company has to consummate a Business Combination to the Articles Extension Date so as to give the Company additional time to complete a Business Combination.

Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, the Company would be forced to liquidate.

As contemplated by the Articles, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.

On July 4, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.62, based on the aggregate amount on deposit in the Trust Account of approximately $60,232,210.33 as of July 4, 2023 (including interest not previously released to the Company to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on July 10, 2023 was $10.61. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share than if the shares were sold in the open market (based on the per share redemption price as of July 4, 2023). The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if the Company does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Articles provide that the Company has until August 9, 2023, subject to the Sponsor depositing additional funds in the Trust Account. The Company and its officers and directors agreed that they would not seek to amend the Company’s Articles to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Extension Amendment be obtained so that the Company will have additional time to consummate a Business Combination. Without the Extension Amendment, the Company believes that it will not be able to complete a Business Combination on or before August 9, 2023. If that were to occur, the Company would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. If the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated a Business Combination by September 9, 2023, without approval of the Company’s public shareholders, the Company may, by resolution of the Board, if requested by the Sponsor, and upon two calendar days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to five times, each by one additional month (for a total of up to six additional months to complete a Business Combination). In the event that the Sponsor determines not to proceed with any extension on any Additional Articles Extension Date, which it may do in its sole discretion, the Sponsor shall cause the Company to be liquidated and the Company shall take all actions necessary to liquidate the Company as of such time and redeem each of the shares of Class A Ordinary Shares in accordance with our Articles.

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For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay liquidation expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,050,000 Class B Ordinary Shares held by them.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. The Company will then continue to attempt to consummate a Business Combination until the Articles Extension Date. The Company will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Sponsor or its designees will deposit into the Trust Account a Contribution, (i) on or about August 8, 2023, with respect to the extension to the Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month, with respect to the extension to each such Additional Articles Extension Date, an amount equal to the lesser of (x) $135,000 or (y) $0.045 per public share multiplied by the number of public shares outstanding. The maximum aggregate amount of Contributions will be $810,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the Private Placement Warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a Business Combination by the Article Extension Date or Additional Article Extension Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension Amendment. No Contribution will occur if the Extension Amendment Proposal is not approved or the Extension Amendment is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

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For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

In addition, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	the fact that the Sponsor paid $6,470,000 for 6,470,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 9, 2023, then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;
●	the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $6,495,000, comprised of the $25,000 purchase price for 5,050,000 Class B Ordinary Shares and the $6,470,000 purchase price for 6,470,000 Private Placement Warrants. Assuming a trading price of $10.61 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on July 10, 2023), the 5,050,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of approximately $53,580,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.29 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before August 9, 2023, the Initial Shareholders will lose their entire investment in the Company;
●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by August 9, 2023;
●	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;

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●	the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 9, 2023; and
●	the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, any shareholder holding Class A Ordinary Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.62 per share as of July 4, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, the Company will not proceed with the Extension Amendment if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment, as a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:

●	hold Class A Ordinary Shares;
●	submit a written request to Continental, in which you (i) request that the Company redeem all or a portion of your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and
●	deliver your Class A Ordinary Shares to Continental, physically or electronically through DTC.

Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

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Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).

The closing price of Class A Ordinary Shares on July 10, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.61 per share. The cash held in the Trust Account on July 4, 2023 was approximately $60,232,210.33 (including interest not previously released to the Company to pay its taxes) ($10.62 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 45.8% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 2,335,492 Ordinary Shares held by public shareholders (or approximately 39% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

For further information on risks associated with the approval of the Extension Amendment, please refer to “Risk Factors – There are no assurances that the Extension Amendment will enable us to complete a Business Combination.”

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Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 37.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.2:

“The Company has until 19 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 19 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to five times, each by an additional one month (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement, as may be amended from time to time. In the event that the Company does not consummate a Business Combination within 19 months from the closing of the IPO or within up to 24 months from the closing of the IPO (subject in the latter case to valid one-month extensions having been made in each case (such date falling 19 months or up to 24 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 2—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Redemption Limitation Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Redemption Limitation Amendment Proposal. the Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

●	the fact that the Sponsor paid $6,470,000 for 6,470,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 9, 2023, then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;

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●	the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $6,495,000, comprised of the $25,000 purchase price for 5,050,000 Class B Ordinary Shares and the $6,470,000 purchase price for 6,470,000 Private Placement Warrants. Assuming a trading price of $10.61 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on July 10, 2023), the 5,050,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of approximately $53,580,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.29 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before August 9, 2023, the Initial Shareholders will lose their entire investment in the Company;
●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by August 9, 2023;
●	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
●	the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 9, 2023; and
●	the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

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As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 45.8% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 2,335,492 Ordinary Shares held by public shareholders (or approximately 39% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 37.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.5:

“(a) In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 37.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b) In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 37.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

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PROPOSAL NO. 3—THE FOUNDER CONVERSION AMENDMENT PROPOSAL

Overview

The Founder Conversion Amendment Proposal asks the Company’s shareholders to approve an amendment to the Articles in the form set forth in Annex A of this Proxy Statement to amend, by way of special resolution, the Articles in order to allow the Initial Shareholders to convert the Class B Ordinary Shares prior to the closing of the Business Combination.

Reasons for the Founder Conversion Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Conversion Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Conversion Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Not Approved

If the Founder Conversion Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Conversion Amendment Proposal allows increased flexibility for the Sponsor to convert its shares in the best interest of the Company and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Conversion Amendment Proposal Is Approved

If the Founder Conversion Amendment Proposal is approved, our Articles will be amended pursuant to the third resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

The holders of the outstanding founder shares have informed the Company that, if the Founder Conversion Amendment Proposal is approved, they expect to convert all of the founder shares into Class A Ordinary Shares, in accordance with the terms of the Founder Conversion Amendment Proposal. Notwithstanding the conversion, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the third resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Redemption Limitation Amendment Proposal. the Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

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●	the fact that the Sponsor paid $6,470,000 for 6,470,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 9, 2023, then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;
●	the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $6,495,000, comprised of the $25,000 purchase price for 5,050,000 Class B Ordinary Shares and the $6,470,000 purchase price for 6,470,000 Private Placement Warrants. Assuming a trading price of $10.61 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on July 10, 2023), the 5,050,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of approximately $53,580,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.29 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before August 9, 2023, the Initial Shareholders will lose their entire investment in the Company;
●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by August 9, 2023;
●	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
●	the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 9, 2023; and
●	the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Founder Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Founder Conversion Amendment Proposal.

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As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Founder Conversion Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 45.8% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Founder Conversion Amendment Proposal will require the affirmative vote of at least 2,335,492 Ordinary Shares held by public shareholders (or approximately 39% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

Article 36.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 36.2:

“Class B Shares shall automatically convert into Class A Shares in such a ratio so as to give effect to the Class B Share Entitlement (the Conversion Ratio): (a) at any time and from time to time at the option of the holders of the Class B Shares, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; or (b) automatically on the day of the consummation of a Business Combination.”

Article 2.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 2.2”

“Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;
(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any Business Combination, other than in connection with the Class A Shares converted into Class A Shares pursuant to Article 36.2 where the holders of such Shares have waived any right to receive funds from the Trust Account.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER CONVERSION AMENDMENT PROPOSAL.

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PROPOSAL NO. 4—THE TRUST AMENDMENT PROPOSAL

Overview

Following the closing of the Company’s IPO on February 9, 2022, followed by the partial exercise by the underwriters of the over-allotment option, a total amount of $204,020,000 was placed in the Trust Account. The Trust Account may be invested only in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations.

However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Amendment Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or February 7, 2024, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the trust account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or the liquidation of our Company. Interest on such deposit account is currently approximately % per annum, but such deposit account carries a variable rate and we cannot assure you that such rate will not decrease or increase significantly.

Reasons for the Trust Amendment Proposal

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a business combination or the Company’s inability to effect a business combination within the time frame specified in the Articles.

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles.

If the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes from the holders of ordinary shares to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes from the holders of ordinary shares at the time of the Shareholder Meeting to approve the Trust Amendment Proposal.

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If the Trust Amendment Proposal is not approved at the extraordinary general meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect a business combination within the time frame specified in the Articles.

The Extension Amendment Proposal and the Trust Amendment Proposal are conditioned on the approval of each other. Unless both the Extension Amendment Proposal and the Trust Amendment Proposal are approved at the Shareholder Meeting, neither the Extension Amendment nor the Trust Amendment will be implemented.

If the Trust Amendment Is Approved

If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only upon the earlier of (1) the Company’s completion of a business combination and (2) the later of (a) the Articles Extended Date and (b) the Additional Articles Extension Date.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the fourth resolution in Annex A.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Trust Amendment Proposal. The Company’s shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:

●	the fact that the Sponsor paid $6,470,000 for 6,470,000 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by August 9, 2023, then the proceeds from the sale of the Company’s Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless;
●	the fact that the Initial Shareholders, including the Sponsor (and certain of the Company’s officers and directors who are members of the Sponsor), have invested in the Company an aggregate of $6,495,000, comprised of the $25,000 purchase price for 5,050,000 Class B Ordinary Shares and the $6,470,000 purchase price for 6,470,000 Private Placement Warrants. Assuming a trading price of $10.61 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on Nasdaq on July 10, 2023), the 5,050,000 Class B Ordinary Shares held by the Initial Shareholders would have an implied aggregate market value of approximately $53,580,500. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.29 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in the Company at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing a Business Combination before August 9, 2023, the Initial Shareholders will lose their entire investment in the Company;
●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;
●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and the Company fails to complete a Business Combination by August 9, 2023;

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●	the indemnification of the Company’s existing directors and officers and the liability insurance maintained by the Company;
●	the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 9, 2023; and
●	the fact that if the Trust Account is liquidated, including in the event the Company is unable to complete an initial Business Combination within the required time period, Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.00 per the Company public share, or such lesser per public share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of at least fifty percent (50%) of the votes cast of the then outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 54.8% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Trust Amendment Proposal will require the affirmative vote of at least 461,562 Ordinary Shares held by public shareholders (or approximately 7.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Articles of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated February 7, 2022 (as amended), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

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PROPOSAL NO. 5—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, The Trust Amendment Agreement or the Founder Conversion Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. In such events, the Extension Amendment would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own 45.8% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 461,562 Ordinary Shares held by public shareholders (or approximately 7.7% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes and will not require the affirmative vote of any Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) and Class B Ordinary Shares, par value $0.0001 per share in the capital of the Company represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Founder Conversion Amendment Proposal or the Trust Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of Nasdaq, or (iii) if the Board determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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MATERIAL INCOME TAX CONSIDERATIONS

The following summary of certain Cayman Islands and U.S. federal income tax considerations relevant to an investment in our units, ordinary shares, warrants and rights is based upon laws and relevant interpretations thereof in effect as of the date of this prospectus, all of which are subject to change. This summary does not deal with all possible tax consequences relating to an investment in our ordinary shares, warrants and rights, such as the tax consequences under state, local and other tax laws. For U.S. taxpayers, the following assumes you purchase the securities in this offering and will hold them as capital assets within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”).

Prospective investors should consult their professional advisors on the possible tax consequences of buying, holding or selling any securities under the laws of their country of citizenship, residence or domicile.

Cayman Islands Taxation

The following is a discussion on certain Cayman Islands income tax consequences of an investment in our securities. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws

Payments of dividends and capital in respect of our securities will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of a dividend or capital to any holder of the securities nor will gains derived from the disposal of the securities be subject to Cayman Islands income or corporate tax. The Cayman Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issue of our securities or on an instrument of transfer in respect of our securities. However, an instrument of transfer in respect of our securities, including our warrants, is stampable if executed in or brought into the Cayman Islands.

The Company has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has applied for and received an undertaking from the Financial Secretary of the Cayman Islands in the following form:

The Tax Concessions Act

(As Revised)

Undertaking as to Tax Concessions

In accordance with the provision of section 6 of The Tax Concessions Act (As Revised), the Financial Secretary undertakes with Aurora Technology Acquisition Corp. (“the Company”).

1.	That no law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

2.	In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable:

2.1. On or in respect of the shares, debentures or other obligations of the Company;

OR

2.2. by way of the withholding in whole or part, of any relevant payment as defined in Section 6(3) of the Tax Concessions Act (As Revised).

3.	These concessions shall be for a period of twenty years from the date hereof.

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General

This discussion does not address all of the U.S. federal income and estate tax considerations that may be relevant to you in light of your particular circumstances, and it does not describe all of the tax consequences that may be relevant to persons subject to special rules, such as:

●	certain financial institutions;
●	insurance companies;
●	dealers and traders in securities or foreign currencies;
●	persons holding our securities as part of a hedge, straddle, conversion transaction or other integrated transaction;
●	former citizens or residents of the United States;
●	U.S. persons whose functional currency for U.S. federal income tax purposes is not the U.S. dollar;
●	partnerships or other entities classified as partnerships for U.S. federal income tax purposes;
●	persons liable for the alternative minimum tax; and
●	tax-exempt organizations.

The following does not discuss any aspect of state, local or non-U.S. taxation. This discussion is based on current provisions of the Code, Treasury regulations, judicial opinions, published positions of the U.S. Internal Revenue Service (“IRS”) and all other applicable authorities, all of which are subject to change, possibly with retroactive effect.

If an entity that is treated as a partnership for U.S. federal income tax purposes holds our securities, the tax treatment of a partner will generally depend on the status of the partner and the activities of the entity. If you are a partner in such an entity, you should consult your tax advisor.

WE URGE PROSPECTIVE INVESTORS TO CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS WITH RESPECT TO ACQUIRING, HOLDING AND DISPOSING OF OUR SECURITIES.

No statutory, administrative or judicial authority directly addresses the treatment of a unit or instruments similar to a unit for U.S. federal income tax purposes, and therefore, that treatment is not entirely clear. Each unit should be treated for U.S. federal income tax purposes as an investment unit consisting of one ordinary share and one warrant to acquire one ordinary share, subject to adjustment. We intend to treat the acquisition of a unit in this manner and, by purchasing a unit, you must adopt such treatment for applicable tax purposes. In determining your basis for the ordinary share and one warrant composing a unit, you should allocate your purchase price for the unit between the components on the basis of their relative fair market values at the time of issuance.

The foregoing treatment of the ordinary shares, warrants and rights and a holder’s purchase price allocation are not binding on the IRS or the courts. Because there are no authorities that directly address instruments that are similar to the units, no assurance can be given that the IRS or the courts will agree with the characterization described above or the discussion below. Accordingly, each prospective investor is urged to consult its tax advisor regarding the tax consequences of an investment in a unit (including alternative characterizations of a unit). The balance of this discussion assumes that the characterization of the units described above is respected for U.S. federal income tax purposes.

U.S. Holders

This section is addressed to U.S. holders of our securities. For purposes of this discussion, you are a “U.S. holder” if you are a beneficial owner of a security that is:

●	an individual citizen or resident of the United States for U.S. federal income tax purposes;

●	a corporation, or other entity taxable as a corporation, created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia;

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●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury regulations to be treated as a U.S. person.

Dividends and Distributions

Subject to the passive foreign investment company (“PFIC”) rules discussed below, a U.S. holder generally will be required to include in gross income any cash distribution paid on our ordinary shares that is treated as a dividend for U.S. federal income tax purposes. A cash distribution on such shares generally will be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

Distributions in excess of our current or accumulated earnings and profits generally will first reduce your basis in the ordinary shares (but not below zero) and then will be treated as gain realized on the sale or other disposition of the ordinary shares (as described in the first paragraph under “— Sale or Other Disposition or Redemption of Ordinary shares” below).

With respect to non-corporate U.S. holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “Sale or Other Disposition or Redemption of Ordinary shares” below) only if our ordinary shares are readily tradable on an established securities market in the United States and certain other requirements are met. U.S. holders should consult their own tax advisors regarding the availability of the lower rate for any dividends paid with respect to our ordinary shares.

The redemption feature of the ordinary shares described under “Proposed Business — Effecting a Business Combination — Redemption Rights” may be viewed as a position with respect to substantially similar or related property which diminishes your risk of loss and thereby affects your ability to satisfy the holding period requirements for the dividends received deduction or the preferential tax rate on qualified dividend income with respect to the time period prior to the approval of an initial business combination.

Sale or Other Disposition or Redemption of Ordinary shares

Gain or loss you realize on the sale or other disposition of our ordinary shares (other than redemption into cash but including a liquidation in the event we do not consummate a business combination within the required time) will be capital gain or loss. The amount of your gain or loss will be equal to the difference between your tax basis in the ordinary shares disposed of and the amount realized on the disposition. The deductibility of capital losses is subject to limitations. Any capital gain or loss you realize on a sale or other disposition of our ordinary shares will generally be long-term capital gain or loss if your holding period for the ordinary shares is more than one year. However, the redemption feature of the ordinary shares described under “Proposed Business — Effecting a Business Combination — Redemption Rights” could affect your ability to satisfy the holding period requirements for the long-term capital gain tax rate with respect to the time period prior to the approval of an initial business combination.

If you redeem your ordinary shares into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Redemption Rights,” the redemption generally will be treated as a sale of ordinary shares described in the preceding paragraph (rather than as a dividend or distribution). The redemption will, however, be treated as a dividend or distribution and taxed as described in “— Dividends and Distributions” above if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the redemption is not meaningfully reduced from what your percentage ownership was prior to the redemption. If you have a relatively minimal share interest and, taking into account the effect of redemption by other shareholders, your percentage ownership in us is reduced as a result of the redemption, you may be regarded as having suffered a meaningful reduction in interest. For example, the IRS has ruled that a reduction in a shareholder’s proportionate interest constituted a “meaningful reduction” in a transaction in which a holder held less than 1% of the shares of a corporation and did not have management control over the corporation. You should consult your own tax advisor as to whether redemption of your ordinary shares will be treated as a sale or as a dividend under the Code and, if you actually or constructively own 5% (or, if our public shares is not then publicly traded, 1%) or more of our ordinary shares before redemption, whether you are subject to special reporting requirements with respect to such redemption.

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Sale or Other Disposition, Exercise or Expiration of Warrants

Upon the sale or other disposition of a warrant (other than by exercise), and subject to the PFIC rules discussed below, you will generally recognize capital gain or loss equal to the difference between the amount realized on the sale or other disposition and your tax basis in the warrant. This capital gain or loss will be long-term capital gain or loss if, at the time of the sale or other disposition, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

In general, you will not be required to recognize income, gain or loss upon exercise of a warrant for its exercise price. Your basis in an ordinary share received upon exercise will be equal to the sum of (1) your basis in the warrant and (2) the exercise price of the warrant. Your holding period in the shares received upon exercise will commence on the day after you exercise the warrants (or possibly the date of exercise). Although there is no direct legal authority as to the U.S. federal income tax treatment of an exercise of a warrant on a cashless basis, we intend to take the position that such exercise will not be taxable, either because the exercise is not a gain realization event or because it qualifies as a tax-free recapitalization. In the former case, the holding period of the ordinary shares should commence on the day after the warrant is exercised (or possibly the date of exercise). In the latter case, the holding period of the ordinary shares would include the holding period of the exercised warrants. However, our position is not binding on the IRS and the IRS may treat a cashless exercise of a warrant as a taxable exchange. You are urged to consult your own tax advisor as to the consequences of an exercise of a warrant on a cashless basis.

If a warrant expires without being exercised, you will recognize a capital loss in an amount equal to your basis in the warrant. Such loss will be long-term capital loss if, at the time of the expiration, the warrant has been held by you for more than one year. The deductibility of capital losses is subject to limitations.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our shareholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

Unearned Income Medicare Tax

A 3.8% Medicare contribution tax will generally apply to all or some portion of the net investment income of a U.S. holder that is an individual with adjusted gross income that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $300,000 in other cases). This 3.8% tax will also apply to all or some portion of the undistributed net investment income of certain U.S. holders that are estates and trusts. For these purposes, dividends and gains from the taxable dispositions of the ordinary shares, warrants and rights will generally be taken into account in computing such a U.S. holder’s net investment income.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS with respect to dividends or other distributions we may pay to you and proceeds from the sale of your ordinary shares or warrants. You will be subject to backup withholding on these payments if you fail to provide your taxpayer identification number to the paying agent and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld with respect to your ordinary shares or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

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Non-U.S. Holders

This section is addressed to non-U.S. holders of the securities. For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of a security (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

Dividends and Distributions

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If, however, we were to pay taxable dividends to you with respect to your ordinary shares (including any deemed distributions treated as a dividend on the warrants, as described in “— Constructive Dividends on Warrants” below), those dividends would generally be subject to United States withholding tax at a rate of 30% of the gross amount, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and you provide proper certification of your eligibility for such reduced rate (usually on an IRS Form W-8BEN or Form W-8BEN-E). A distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits as determined under the Code. Any distribution not constituting a dividend generally will be treated first as reducing your basis in your ordinary shares and, to the extent it exceeds your basis, as gain from the disposition of your ordinary shares treated as described under “Sale or Other Disposition of Ordinary shares or Warrants” below. The full amount of any distributions to you may, however, be subject to United States withholding tax unless the applicable withholding agent elects to withhold a lesser amount based on a reasonable estimate of the amount of the distribution that would be treated as a dividend. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “Sale or Other Disposition of Ordinary shares or Warrants” below), we will withhold at least 10% of any distribution that exceeds our current and accumulated earnings and profits as provided by the Code.

Dividends we pay to you that are effectively connected with your conduct of a trade or business within the United States (and, if certain income tax treaties apply, are attributable to a United States permanent establishment maintained by you) generally will not be subject to United States withholding tax if you comply with applicable certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to United States persons. If you are a corporation, effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Exercise of Warrants

You generally will not be subject to U.S. federal income tax on the exercise of the warrants into ordinary shares. However, if a cashless exercise of warrants results in a taxable exchange, as described in “— U.S. Holders — Sale or Other Disposition, Exercise or Expiration of Warrants,” the rules described below under “Sale or Other Disposition of Ordinary shares or Warrants” would apply.

Sale or Other Disposition of Ordinary shares or Warrants

You generally will not be subject to United States federal income tax on any gain realized upon the sale, exchange or other disposition of our ordinary shares (which would include a dissolution and liquidation in the event we do not consummate an initial business combination within the required timeframe) or warrants (including an expiration or redemption of our warrants) unless:

●	the gain is effectively connected with your conduct of a trade or business within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment you maintain);

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●	you are an individual, you hold your ordinary shares or warrants as capital assets, you are present in the United States for 183 days or more in the taxable year of disposition and you meet other conditions, and you are not eligible for relief under an applicable income tax treaty; or
●	we are or have been a “United States real property holding corporation” for United States federal income tax purposes and, in the case where the ordinary shares are regularly traded on an established securities market, you hold or have held, directly or indirectly, at any time within the shorter of the five-year period preceding disposition or your holding period for your ordinary shares or warrants, more than 5% of our ordinary shares. Special rules may apply to the determination of the 5% threshold in the case of a holder of a warrant. You are urged to consult your own tax advisors regarding the effect of holding the warrants on the calculation of such 5% threshold. We will be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of (1) the fair market value of our United States real property interests, (2) the fair market value of our non-United States real property interests and (3) the fair market value of any other of our assets which are used or held for use in our trade or business. Although we currently are not a United States real property holding corporation, we cannot determine whether we will be a United States real property holding corporation in the future until we consummate an initial business combination.

Gain that is effectively connected with your conduct of a trade or business within the United States generally will be subject to United States federal income tax, net of certain deductions, at the same rates applicable to United States persons. If you are a corporation, the branch profits tax also may apply to such effectively connected gain. If the gain from the sale or disposition of your ordinary shares or warrants is effectively connected with your conduct of a trade or business in the United States but under an applicable income tax treaty is not attributable to a permanent establishment you maintain in the United States, your gain may be exempt from United States tax under the treaty. If you are described in the second bullet point above, you generally will be subject to United States federal income tax at a rate of 30% on the gain realized, although the gain may be offset by some United States source capital losses realized during the same taxable year. If you are described in the third bullet point above, gain recognized by you on the sale, exchange or other disposition of ordinary shares or warrants will be subject to U.S. federal income tax on a net income basis at normal graduated U.S. federal income tax rates. In addition, a buyer of your ordinary shares or warrants may be required to withhold United States income tax at a rate of 15% of the amount realized upon such disposition.

If you convert your ordinary shares into a right to receive cash as described in “Proposed Business — Effecting a Business Combination — Redemption Rights,” the redemption generally will be treated as a sale of ordinary shares rather than as a dividend or distribution. The redemption will, however, be treated as a dividend or distribution and taxed as described in “Dividends and Distributions” if your percentage ownership in us (including shares that you are deemed to own under certain attribution rules, such as the shares into which the warrants are exercisable) after the redemption is not meaningfully reduced from what your percentage ownership was prior to the redemption. See the discussion in “— U.S. Holders — Sale or Other Disposition or Redemption of Ordinary shares.” You should consult your own tax advisor as to whether redemption of your ordinary shares will be treated as a sale or as a dividend under the Code.

Constructive Dividends on Warrants

As discussed under “Dividend Policy” above, we do not anticipate that any dividends will be paid in the foreseeable future. If at any time during the period you hold warrants, however, we were to pay a taxable dividend to our shareholders and, in accordance with the anti-dilution provisions of the warrants, the conversion rate of the warrants were increased, that increase would be deemed to be the payment of a taxable dividend to you to the extent of our earnings and profits, notwithstanding the fact that you will not receive a cash payment. If the conversion rate is adjusted in certain other circumstances (or in certain circumstances, there is a failure to make adjustments), such adjustments may also result in the deemed payment of a taxable dividend to you. Any resulting withholding tax attributable to deemed dividends would be collected from other amounts payable or distributable to you. You should consult your tax advisor regarding the proper treatment of any adjustments to the warrants.

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Information Reporting and Backup Withholding

We must report annually to the IRS the amount of dividends or other distributions we may pay to you on your ordinary shares and the amount of tax we withhold on any such distributions regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which you reside pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The United States imposes backup withholding on dividends and certain other types of payments to United States persons. You will not be subject to backup withholding on dividends you receive on your ordinary shares if you provide proper certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) of your status as a non-United States person or you are a corporation or one of several types of entities and organizations that qualify for exemption (an “exempt recipient”).

Information reporting and backup withholding generally are not required with respect to the amount of any proceeds from the sale of your ordinary shares or warrants outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if you sell your ordinary shares or warrants through a United States broker or the United States office of a foreign broker, the broker will be required to report to the IRS the amount of proceeds paid to you unless you provide appropriate certification (usually on an IRS Form W-8BEN or Form W-8BEN-E) to the broker of your status as a non-United States person or you are an exempt recipient. Information reporting also would apply if you sell your ordinary shares or warrants through a foreign broker deriving more than a specified percentage of its income from United States sources or having certain other connections to the United States.

Backup withholding is not an additional tax. Any amounts withheld with respect to your ordinary shares or warrants under the backup withholding rules will be refunded to you or credited against your United States federal income tax liability, if any, by the IRS provided that certain required information is furnished to the IRS in a timely manner.

Estate Tax

Ordinary shares owned or treated as owned by an individual who is not a citizen or resident (as defined for United States federal estate tax purposes) of the United States at the time of his or her death, or by an entity the property of which is potentially includible in such an individual’s gross estate, will be included in the individual’s gross estate for United States federal estate tax purposes and therefore may be subject to United States federal estate tax unless an applicable estate tax treaty provides otherwise. The foregoing may also apply to warrants.

Unearned Income Medicare Tax

If you are a foreign estate or trust, you may be subject to the Medicare contribution tax described under “U.S. Holders — Unearned Income Medicare Tax” above. Non-U.S. holders should consult their tax advisors regarding the possible implications of the Medicare contribution tax on their investments in the units.

FATCA

A 30% withholding tax will be imposed on payments to certain foreign entities of U.S.-source dividends, unless information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied or an exemption has otherwise been established. The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our units, ordinary shares, warrants and rights. Potential investors should consult their tax advisors regarding the possible implications of this withholding tax on their investment in the units.

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Passive Foreign Investment Company Rules

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for periods prior to the acquisition of a company or assets in a business combination. Pursuant to a start-up exception, however, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year and, possibly not until after the close of our next taxable year. After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC since our inception. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our ordinary shares or warrants and, in the case of our ordinary shares, the U.S. holder did not make either a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) ordinary shares or a valid mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to: (i) any gain recognized by the U.S. holder on the sale or other disposition of its ordinary shares or warrants; and (ii) any “excess distribution” made to the U.S. holder (generally, any distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the ordinary shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the ordinary shares).

Under these rules:

●	the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;
●	the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder; and
●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the U.S. holder.

In general, if we are determined to be a PFIC, a U.S. holder will avoid the PFIC tax consequences described above in respect to our ordinary shares by making either (i) a timely QEF election to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends or (ii) a valid “mark-to-market” election. A U.S. holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

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A U.S. holder may not make a QEF election with respect to its warrants to acquire our ordinary shares. As a result, if a U.S. holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the U.S. holder held the warrants. If a U.S. holder that exercises such warrants properly makes a QEF election with respect to the newly acquired ordinary shares (or has previously made a QEF election with respect to our ordinary shares), the QEF election will apply to the newly acquired ordinary shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired ordinary shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. holder held the warrants), unless the U.S. holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the U.S. holder will have a new basis and holding period in the ordinary shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. holder to make and maintain a QEF election, but there can be no assurance that we will timely provide such required information. In addition, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. holder has made a QEF election with respect to our ordinary shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our ordinary shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. holders. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the U.S. holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, an initial determination that our company is a PFIC will generally apply for subsequent years to a U.S. holder who held ordinary shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A U.S. holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) our ordinary shares, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such U.S. holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the U.S. holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the U.S. holder holds (or is deemed to hold) our ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a U.S. holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the U.S. holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. holder makes a valid mark-to-market election for the first taxable year of the U.S. holder in which the U.S. holder holds (or is deemed to hold) ordinary shares in us and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its ordinary shares. Instead, in general, the U.S. holder will include as ordinary income each year the excess, if any, of the fair market value of its ordinary shares at the end of its taxable year over the adjusted basis in its ordinary shares. The U.S. holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its ordinary shares over the fair market value of its ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our ordinary shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. U.S. holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our ordinary shares, warrants and rights should consult their own tax advisors concerning the application of the PFIC rules to our ordinary shares, warrants and rights under their particular circumstances.

Redemption of Public Shares

In addition to the PFIC considerations discussed above, the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described above. If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described above.

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The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “- Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

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BUSINESS OF THE COMPANY AND CERTAIN INFORMATION ABOUT THE COMPANY

References in this section to “we,” “our” or “us” refer to the Aurora Technology Acquisition Corp.

The Company is a blank check company incorporated on August 6, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. The Company has not engaged in any operations nor generated any revenue to date. Based on its business activities, the Company is a “shell company” as defined under the Exchange Act because the Company has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 19, 2023 and under the caption “INFORMATION ABOUT ATAK” in the Company’s registration statement on Form S-4 filed with the SEC on May 12, 2023.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of July 11, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;
●	each of our executive officers and directors; and
●	all our executive officers and directors as a group.

As of the record date, there were a total of ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of July 11, 2023.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Class A Ordinary Shares	Approximate Percentage of Class B Ordinary Shares	Approximate Percentage of Ordinary Shares
ATAC Sponsor LLC (our Sponsor) (2)	5,050,000	-	100%	45.8%
Zachary Wang	5,050,000	-	100%	45.8%
Cathryn Chen	5,050,000	-	100%	45.8%
Yida Gao	5,050,000	-	100%	45.8%
Sam Yam	-	-	-	-
Max Baucus	-	-	-	-
James C. Woolery	-	-	-	-
Paul Asquith	-	-	-	-
Alec Hartman	-	-	-	-
All directors and executive officers as a group (eight individuals)	5,050,000	-	100%	45.8%

* Less than one percent

(1) Unless otherwise indicated, the business address of each of the individuals is c/o Aurora Technology Acquisition Corp., 3rd Floor, One Capital Place, PO Box 10190. George Town, Grand Cayman, KY1-1002 Cayman Islands.

(2) Interests shown consist solely of founder shares.

51

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4 Embarcadero Center Suite 1449, San Francisco, California 94105, to inform us of the shareholder’s request; or
●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Okapi Partners LLC,

1212 Avenue of the Americas, 17th Floor, New York, New York 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

email: info@okapipartners.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Aurora Technology Acquisition Corp., 4 Embarcadero Center Suite 1449, San Francisco, California 94105.

If you are a shareholder of the Company and would like to request documents, please do so by July 20, 2023 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

52

Annex A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

AURORA TECHNOLOGY ACQUISITION CORP.

AURORA TECHNOLOGY ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

Article 37.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.2:

“The Company has until 19 months from the closing of the IPO to consummate a Business Combination, provided however that if the board of directors anticipates that the Company may not be able to consummate a Business Combination within 19 months of the closing of the IPO, the Company may, by resolution of directors if requested by the Sponsor, extend the period of time to consummate a Business Combination up to five times, each by an additional one month (for a total of up to 24 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account and referred to in the Registration Statement, as may be amended from time to time. In the event that the Company does not consummate a Business Combination within 19 months from the closing of the IPO or within up to 24 months from the closing of the IPO (subject in the latter case to valid one-month extensions having been made in each case (such date falling 19 months or up to 24 months, as applicable, after the closing of the IPO being referred to as the Termination Date)), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

SECOND, RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

Article 37.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 37.5:

“(a) In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Article 37.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

A-1

(b) In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Article 37.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates or the directors or officers of the Company pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.”

THIRD, RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) Article 36.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 36.2:

“Class B Shares shall automatically convert into Class A Shares in such a ratio so as to give effect to the Class B Share Entitlement (the Conversion Ratio): (a) at any time and from time to time at the option of the holders of the Class B Shares, including (for the avoidance of doubt) at any time prior to the consummation of a Business Combination; or (b) automatically on the day of the consummation of a Business Combination.”

(b) Article 2.2 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 2.2”

“Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a) either at a premium or at par;

(b) with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any Business Combination, other than in connection with the Class A Shares converted into Class A Shares pursuant to Article 36.2 where the holders of such Shares have waived any right to receive funds from the Trust Account.”

A-2

Annex B

FORM OF AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of , 2023, by and between Aurora Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on February 9, 2022, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), one warrant and one right;

WHEREAS, $ 204,020,000 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Ordinary Shares included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of February 7, 2022, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, on February 3, 2023, the Company and the Trustee entered into an Amendment No. 1 to the Original Agreement whereby the Original Agreement was amended to require the Company to deposit into the Trust Account funds equal to the lesser of (A) $135,000, or (B) $0.045 per share multiplied by the number of outstanding public Ordinary Shares for each one-month extension from February 9, 2023 (the “Amended Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Ordinary Shares and holders of its Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), at an extraordinary general meeting to: (i) to extend the date by which the Company has to consummate a Business Combination (the “Termination Date”) from August 9, 2023 to September 9, 2023 and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time until February 7, 2024 (the “Extension Amendment”), and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit $135,000 into the Trust Account for each one-month extension from September 9, 2023 (the “Trust Amendment”);

WHEREAS, holders of at least fifty percent (50%) of the then issued and outstanding Ordinary Shares and Class B Ordinary Shares, voting together as a single class, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

B-1

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company or by the Executive Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto and which interest shall be net of any taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (i) 19 months after the closing of the IPO, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination five (5) times by an additional one month each time (for a total of up to 24 months to complete its initial Business Combination); further provided that upon each one-month extension of the period of time to consummate an initial Business Combination, the Sponsor (or its designees) must deposit into the Trust Account funds equal to the lesser of (A) $135,000, or (B) $0.045 per share multiplied by the number of outstanding public ordinary shares that have not been redeemed in accordance with Section 37.2 of the Company’s Articles (as defined below), in exchange for a non-interest bearing, unsecured promissory note, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Articles of Association, as amended (the “Articles”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $50,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Aurora Technology Acquisition Corp.

By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

B-3

PROXY CARD
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
AURORA TECHNOLOGY ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints                                   of                                   or, if no person is otherwise specified, Zachary Wang (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the special meeting of shareholders of Aurora Technology Acquisition Corp. to be held on July 27, 2023 at 10:00 a.m., New York Time, at the offices of Dentons US LLP at 1221 Avenue of the Americas, New York, NY 10020 and via live webcast at visiting https://www.cstproxy.com/auroraspac/sm2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

AURORA TECHNOLOGY ACQUISITION CORP. - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal - To amend the Company’s Amended and Restated Articles of Association (the “Articles”) to extend the date (the “Termination Date”) by which the Company has to consummate a Business Combination (the “Extension Amendment”) from August 9, 2023 (the “Original Termination Date”) to September 9, 2023 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to further extend the Termination Date to consummate a Business Combination on a monthly basis for up to five times by an additional one month each time after the Articles Extension Date, by resolution of the Company’s board of directors (the “Board”), if requested by ATAC Sponsor LLC., a Cayman Islands exempted company limited by shares (the “Sponsor”), and upon two calendar days’ advance notice prior to the applicable Termination Date, until February 7, 2024 (each, an “Additional Articles Extension Date”), or a total of up to six months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Redemption Limitation Amendment Proposal - To amend the Articles pursuant to an amendment to the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Company’s initial public offering (the “IPO”) to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Founder Conversion Amendment Proposal - To amend the Articles in the form set forth in Annex A to the accompanying proxy statement (the “Founder Conversion Amendment” and such proposal, the “Founder Conversion Amendment Proposal”) to provide that the Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of the Class B ordinary shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4) The Trust Amendment Proposal - To amend the Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated February 7, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from August 9, 2023 to the earliest of (i) the Company’s completion of the initial business combination and (ii) February 9, 2024, subject to extension as applicable (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal” and collectively with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, the “Proposals”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5) The Adjournment Proposal - To approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or otherwise at the discretion of the Chairman of the Shareholder Meeting (the “Adjournment Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:                 , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3, 4 or 5. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3, 4 and 5. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED